Federated Hermes Treasury Obligations Fund
A Portfolio of Federated Hermes Money Market Obligations Trust
INSTITUTIONAL SHARES (TICKER TOIXX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED SEPTEMBER 30, 2022
The Board of Trustees (the “Board”) of Federated Hermes Money Market Obligations Trust (the “Trust”), on behalf of Federated Hermes Treasury Obligations Fund (the “Fund”), approved certain changes to the fee and expense structure of the Fund’s Institutional Shares (“IS Class”), as described in more detail below. These changes will be effective as of the start of business on July 1, 2023.
Effective July 1, 2023, the IS Class will incur and pay shareholder services and account administration fees (“SSF/AAF Fees”) up to a maximum of 0.05% of average net assets. Prior to July 1, 2023, although the Board had authorized SSF/AAF Fees up to a maximum of 0.25% of average net assets, the IS Class did not incur and pay any SSF/AAF Fees. The Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements will not change as a result of these changes to the SSF/AAF Fees.
Accordingly, in the “Fund Summary Information” section under “Risk/Return Summary: Fees and Expenses,” please delete the Fund’s Fee Table and Example in their entirety and replace them with the following:
RISK/RETURN SUMMARY: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Institutional Shares (IS) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
IS
Management Fee	0.20%
Distribution (12b-1) Fee	None
Other Expenses[1]	0.13%[2]
Total Annual Fund Operating Expenses[1]	0.33%
Fee Waivers and/or Expense Reimbursements[1,3]	(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.20%
1
 Other Expenses, Total Annual Fund Operating Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees.
2
 The Fund may incur and pay certain service fees (shareholder services/account administration fees) on its IS class of up to a maximum of 0.25%. Effective July 1, 2023, the Fund will incur and pay up to 0.05% of such fees for the IS class of the Fund. The IS class of the fund will not incur and pay such fees to exceed 0.05% until such time as approved by the Fund’s Board of Trustees (the “Trustees”).
3
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective July 1, 2023, total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s IS class (after the voluntary waivers and/or reimbursements) will not exceed 0.20% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) August 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$34
3 Years	$106
5 Years	$185
10 Years	$418
March 31, 2023

Federated Hermes Treasury Obligations Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455936 (3/23)
© 2023 Federated Hermes, Inc.